SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUSES AND PROSPECTUS

Xtrackers MSCI USA Selection Equity ETF (USSG)
Xtrackers Net Zero Pathway Paris Aligned US Equity ETF (USNZ)
Xtrackers MSCI USA Climate Action Equity ETF (USCA)

Effective on or about May 20, 2025, for each of Xtrackers MSCI USA Selection Equity ETF (USSG), Xtrackers Net Zero Pathway Paris Aligned US Equity ETF (USNZ) and Xtrackers MSCI USA Climate Action Equity ETF (USCA) (each a “Fund”), the Creation Unit size will change from 50,000 shares to 25,000 shares for each Fund.
Please Retain This Supplement for Future Reference
May 19, 2025
PROSTKR25-22